[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)



                               [graphic omitted]



                         A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM) MFS(R) MONEY
                         MARKET SERIES


MFS(R) MONEY MARKET SERIES
A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)

TRUSTEES                                              INVESTMENT ADVISER
Jeffrey L. Shames*                                    Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and                500 Boylston Street
Director, MFS Investment Management(R)                Boston, MA 02116-3741

Nelson J. Darling, Jr.                                DISTRIBUTOR
Professional trustee                                  MFS Fund Distributors, Inc.
                                                      500 Boylston Street
William R. Gutow                                      Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;             SHAREHOLDER SERVICE CENTER
Private investor and real estate consultant           MFS Service Center, Inc.
                                                      P.O. Box 2281
CHAIRMAN AND PRESIDENT                                Boston, MA 02107-9906
Jeffrey L. Shames*
                                                      For additional information,
PORTFOLIO MANAGER                                     contact your financial adviser.
Jean O. Alessandro*
                                                      CUSTODIAN
TREASURER                                             State Street Bank and Trust Company
W. Thomas London*
                                                      WORLD WIDE WEB
ASSISTANT TREASURERS                                  www.mfs.com
Mark E. Bradley*
Ellen Moynihan*
James O. Yost*

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

-------------------------------------------------------------------------------------------
NOT FDIC INSURED                       MAY LOSE VALUE                     NO BANK GUARANTEE
-------------------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey L. Shames
    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management(R)

    July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owners,
The Series seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing in short-term money market securities issued or guaranteed by the U.S. Treasury, its agencies, or instrumentalities of the U.S. government, as well as in the highest-quality corporate and bank issues, in order to minimize credit risk. As of June 30, 1999, the portfolio had assets of approximately $12.7 million, 58% of which was invested in commercial paper and the balance in government-agency securities. The average maturity of the Series was 31 days.

We expect flat to slightly higher short-term interest rates over the next several months.

Investments in the Series are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Series seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Series.

Respectfully,

/s/ Jean O. Alessandro

    Jean O. Alessandro
    Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

Jean O. Alessandro is Assistant Vice President of MFS Investment Management(R) and portfolio manager of MFS(R) Cash Reserve Fund, MFS(R) Government Money Market Fund, MFS(R) Money Market Fund, the Money Market Series offered through MFS(R)/Sun Life annuity products, and the MFS(R) Money Market Series (part of MFS(R) Variable Insurance Trust(SM)).

Ms. Alessandro joined MFS in 1986 as a fixed-income trading assistant. From 1986 to 1990, she was a money market trader and, from 1990 to 1993, a senior money market specialist. She was named Investment Officer in 1993, portfolio manager in 1998, and Assistant Vice President in 1999. Ms. Alessandro earned a bachelor's degree from the University of Connecticut.

All portfolio managers at MFS Investment Management(R) are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company- oriented, bottom-up process of selecting securities.

SERIES FACTS

Objective: Seeks as high a level of current income as is considered consistent with the preservation of capital and liquidity.

Commencement of investment operations: January 3, 1995

Size: $12.7 million net assets as of June 30, 1999


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

PORTFOLIO OF INVESTMENTS (Unaudited) - June 30, 1999

Commercial Paper - 58.5%
-----------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
ISSUER                                                            (000 OMITTED)                 VALUE
-----------------------------------------------------------------------------------------------------
    American Express Credit Corp., due 8/11/99                           $  300           $   298,360
    American General Finance Corp., due 7/13/99                             300               299,520
    Ameritech Corp., due 7/26/99                                            250               249,170
    Archer-Daniels-Midland Co., due 8/27/99                                 400               396,770
    AT&T Corp., due 7/27/99                                                 500               498,176
    Banc One Corp., due 9/13/99                                             300               296,923
    BankAmerica Corp., due 8/05/99                                          400               398,130
    Campbell Soup Co., due 7/12/99                                          300               299,562
    Carolina Power & Light Co., due 9/10/99                                 300               297,077
    Caterpillar Financial Services, due 7/06/99 - 7/22/99                   300               299,586
    Coca-Cola Co., due 8/03/99                                              400               398,174
    Deutsche Bank, due 8/23/99                                              200               198,569
    Disney (Walt) Co., due 11/04/99                                         250               245,826
    Ford Motor Credit Corp., due 8/13/99                                    257               255,450
    General Electric Capital Corp., due 8/02/99                             500               497,871
    GTE Funding, Inc., due 7/19/99                                          325               324,163
    Heinz (H.J.) Co., due 7/14/99                                           300               299,482
    IBM Credit Corp., due 8/09/99                                           300               298,401
    Kellogg Co., due 7/16/99                                                500               498,969
    Lucent Technologies, Inc., due 7/08/99                                  300               299,720
    National Rural Utilities Cooperative Finance Corp.,
      due 8/20/99                                                           200               198,653
    Procter & Gamble Co., due 7/12/99                                       300               299,548
    Sara Lee Corp., due 7/01/99                                             250               250,000
-----------------------------------------------------------------------------------------------------
Total Commercial Paper, at Amortized Cost and Value                                       $ 7,398,100
-----------------------------------------------------------------------------------------------------

U.S. Government and Agency Obligations - 41.7%
-----------------------------------------------------------------------------------------------------
    Federal Agricultural Mortgage Corp., due 7/02/99 - 8/12/99           $1,100           $ 1,096,692
    Federal Farm Credit Bank, due 7/29/99 - 8/16/99                         900               895,686
    Federal Home Loan Bank, due 7/01/99 - 9/15/99                         1,450             1,445,712
    Federal Home Loan Mortgage Corp., due 7/15/99 - 7/19/99                 745               743,489
    Federal National Mortgage Assn., due 7/09/99 - 8/13/99                1,100             1,095,275
-----------------------------------------------------------------------------------------------------
Total U.S. Government and Agency Obligations, at
  Amortized Cost and Value                                                                $ 5,276,854
-----------------------------------------------------------------------------------------------------
Total Investments, at Amortized Cost and Value                                            $12,674,954

Other Assets, Less Liabilities - (0.2)%                                                       (20,568)
-----------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                       $12,654,386
-----------------------------------------------------------------------------------------------------

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------------
JUNE 30, 1999
--------------------------------------------------------------------------------
Assets:
  Investments, at amortized cost and value                           $12,674,954
  Cash                                                                     3,191
  Receivable for Series shares sold                                       27,598
  Deferred organization expenses                                             951
  Other assets                                                               103
                                                                     -----------
      Total assets                                                   $12,706,797
                                                                     -----------
Liabilities:
  Payable for Series shares reacquired                               $    51,611
  Payable to affiliate for management fee                                    173
  Accrued expenses and other liabilities                                     627
                                                                     -----------
      Total liabilities                                              $    52,411
                                                                     -----------
Net assets (represented by paid-in capital)                          $12,654,386
                                                                     ===========
Shares of beneficial interest outstanding                             12,654,386
                                                                      ==========
Net asset value per share
  (net assets / shares of beneficial interest outstanding)              $1.00
                                                                        =====

See notes to financial statements

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 1999
-------------------------------------------------------------------------------
Net investment income (loss):
  Interest income                                                      $291,794
                                                                       --------
  Expenses -
    Management fee                                                     $ 29,938
    Trustees' compensation                                                1,123
    Shareholder servicing agent fee                                       2,094
    Administrative fee                                                      893
    Custodian fee                                                         3,069
    Printing                                                              3,757
    Auditing fees                                                         9,879
    Legal fees                                                            1,698
    Amortization of organization expenses                                   911
    Miscellaneous                                                           284
                                                                       --------
      Total expenses                                                   $ 53,646
    Fees paid indirectly                                                   (986)
    Reduction of expenses by investment adviser                         (16,734)
                                                                       --------
      Net expenses                                                     $ 35,926
                                                                       --------
        Net investment income                                          $255,868
                                                                       ========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED               YEAR ENDED
                                                              JUNE 30, 1999        DECEMBER 31, 1998
                                                                (UNAUDITED)
----------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income, declared as distributions to
    shareholders                                                $   255,868              $   430,322
                                                                -----------              -----------
Series share (principal) transactions at net assets value
  of $1.00 per share -
  Net proceeds from sale of shares                              $ 5,670,189              $13,129,805
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                   255,748                  430,497
  Cost of shares reacquired                                      (4,840,183)             (10,747,102)
                                                                -----------              -----------
    Total increase in net assets                                $ 1,085,754              $ 2,813,200
Net assets:
  At beginning of period                                         11,568,632                8,755,432
                                                                -----------              -----------
  At end of period                                              $12,654,386              $11,568,632
                                                                ===========              ===========

See notes to financial statements

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                       SIX MONTHS ENDED           -----------------------------------------------------------
                                          JUNE 30, 1999             1998             199 7             1996              1995*
                                            (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period            $ 1.00           $ 1.00           $ 1.00            $ 1.00            $ 1.00
                                                 ------           ------           ------            ------            ------
Income from investment operations# -
  Net investment income(S)                       $ 0.02           $ 0.05           $ 0.05            $ 0.04            $ 0.04
                                                 ------           ------           ------            ------            ------
Less distributions declared to shareholders
  from net investment income                     $(0.02)          $(0.05)          $(0.05)           $(0.04)           $(0.04)
                                                 ------           ------           ------            ------            ------
Net asset value - end of period                  $ 1.00           $ 1.00           $ 1.00            $ 1.00            $ 1.00
                                                 ======           ======           ======            ======            ======
Total return                                      4.25%+           4.91%            4.91%             4.55%             4.37%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                      0.62%+           0.62%            0.61%             0.63%             0.63%+
  Net investment income                           4.27%+           4.76%            4.91%             4.53%             4.54%+
Net assets at end of period (000 omitted)       $12,654          $11,569           $8,755              $633              $180

(S) Subject to reimbursement by the Series, the investment adviser agreed to maintain the expenses of the Series, exclusive of management fees, at not more than 0.10% of average daily net assets. To the extent actual expenses were over/under this limitation, the net investment income (loss) per share and the ratios would have been:
    Net investment income (loss)                 $ 0.02           $ 0.05           $ 0.04            $(0.21)           $(0.14)
    Ratios (to average net assets):
      Expenses##                                  0.90%+           0.96%            1.36%            27.74%            21.54%+
      Net investment income (loss)                3.99%+           4.42%            4.16%           (22.58)%         (16.37)%+
  * For the period from the commencement of the Series' investment operations, January 3, 1995, through December 31, 1995.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## The Series has an expense offset arrangement which reduces the Series' custodian fee based upon the amount of cash maintained by the Series with its custodian and dividend disbursing agent. The Series' expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Money Market Series (the Series) is a diversified series of MFS(R) Variable Insurance Trust(SM) (the Trust) which is composed of the following 15 series: MFS(R) Bond Series, MFS(R) Capital Opportunities Series (formerly MFS(R) Value Series), MFS(R) Emerging Growth Series, MFS(R)/Foreign & Colonial Emerging Markets Equity Series, MFS(R) Global Equity Series, MFS(R) Global Government Series (formerly MFS(R) World Governments Series), MFS(R) Growth Series, MFS(R) Growth with Income Series, MFS(R) High Income Series, MFS(R) Limited Maturity Series, MFS Money Market Series, MFS(R) New Discovery Series, MFS(R) Research Series, MFS(R) Total Return Series, and MFS(R) Utilities Series. The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The shareholders of each Series of the Trust are separate accounts of insurance companies which offer variable annuity and/or life insurance products. As of June 30, 1999, there were 8 shareholders in the Series.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Money market instruments are valued at amortized cost, which the Trustees have determined in good faith approximates market value. The Trust's use of amortized cost is subject to the Trust's compliance with certain conditions as specified under Rule 2a-7 of the Investment Company Act of 1940.

Deferred Organization Expenses - Costs incurred by the Series in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of Series operations.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Series' custody fee is calculated as a percentage of the Series' month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Series. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Series distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At December 31, 1998, the Series, for federal income tax purposes, had a capital loss carryforward of $45 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2005, ($24) and December 31, 2006, ($21).

(3) Transactions with Affiliates
Investment Adviser - The Series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the Series' average daily net assets. The Series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the Series' operating expenses, exclusive of management fees. The Series in turn will pay MFS an expense reimbursement fee not greater than 0.10% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1999, the aggregate unreimbursed expenses owed to MFS by the Series amounted to $159,411.

The Series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Series, all of whom receive remuneration for their services to the Series from MFS. Certain officers and Trustees of the Series are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Series has an administrative services agreement with MFS to provide the Series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Series pays MFS an administrative fee at the following annual percentages of the Series' average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Series' average daily net assets at an effective annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of money market investments, exclusive of securities subject to repurchase agreements, consisted solely of U.S. government securities and aggregated $116,939,733 and $115,919,682, respectively.

(5) Shares of Beneficial Interest
The Series' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value, $1.00 per share).

(6) Line of Credit
The Series and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Series shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Series for the six months ended June 30, 1999, was $50. The Series had no borrowings during the period.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                  VMM-3 8/99 256